UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2008

SYNIVERSE HOLDINGS, INC.

SYNIVERSE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-32432 333-88168	30-0041666 06-1262301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8125 Highwoods Palm Way

Tampa, Florida 33647-1765

Telephone: (813) 637-5000

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition

On January 15, 2008, Syniverse Holdings, Inc. (the “Company”), the parent company of Syniverse Technologies, Inc., issued a press release setting forth certain financial information regarding the Company for the period ended December 31, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. This Form 8-K/A is being furnished to amend the Form 8-K regarding the press release furnished by the Company on January 15, 2008 to include a reconciliation of certain non-GAAP financial measures. The reconciliation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated January 15, 2008

99.2	Reconciliation of Non-GAAP Financial Measure Estimates to GAAP Estimates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Dated: January 17, 2008

SYNIVERSE HOLDINGS, INC.
(Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

SYNIVERSE TECHNOLOGIES, INC.
(Registrant)

/s/ David W. Hitchcock
David W. Hitchcock
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release Dated January 15, 2008

99.2*	Reconciliation of Non-GAAP Financial Measure Estimates to GAAP Estimates

*	Filed herewith electronically.